DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     Following a brief rally in late October, gold bullion succumbed to pessimism concerning further Central Bank sales with heavy producer forward selling and fund short selling helping to drive gold prices down to $289.05 an ounce at year's end compared with a price of $367.70 at the end of 1996. Gold bullion investors have fixated on the potential for further Central Bank sales prior to the formation of the European Central Bank, ignoring the fact that net Central Bank sales for the year were estimated by the prestigious Gold Fields Mineral Services, Ltd. Survey to have been significantly below 1993 levels, a year of rising gold prices. Despite a healthy increase in fabrication demand, principally for jewelry, a massive increase in producer forward selling together with short selling by commodity and hedge funds overwhelmed the market adding to an already substantial short position. By the end of the year, gold bullion was down 21.39% from where it stood at the end of 1996.

     Gold shares suffered as a result with the unmanaged Financial Times All Gold Index down 41.97% for the year. As would be expected, the more leveraged South African gold shares were down, on average, even more sharply by 47.93% as measured by the unmanaged Financial Times African Gold Index. Of interest is the fact that the South African gold shares actually did better on average than the broader index during the latter half of the year (-22.01% versus -24.02% respectively). This second half performance reflected a successful conclusion to the wage negotiations, more serious efforts at productivity enhancement and industry rationalization. In terms of industry rationalization, we have seen two mega merger proposals--Anglogold and Goldco. In both cases, cost savings have been a major consideration.

     During 1997, Lexington Strategic Investments Fund produced a negative return of 45.67%*. While this performance compares unfavorably with a negative return of 42.33% for the average gold fund monitored by Lipper Analytical Services, Inc., the Fund's return was better than the performance of the unmanaged Financial Times African Gold Index. Helping the Fund were its holdings of physical palladium as well as its holdings of platinum related shares. On the other hand, some of the higher cost mines, such as those held by Randgold and Exploration Company, performed poorly.

     Looking forward, we see the South African gold mining industry undergoing a major consolidation. The creation of Goldco and of Anglogold, will both significantly reduce the alternatives available for investing in South African gold mining. We have therefore begun investing in selective opportunities outside the strict limits of the South African gold companies themselves. Platinum and diamond related shares within South Africa helped the Fund's performance as well as its direct investment in palladium. Exploration companies in other

African  countries  outside  South Africa  proper hold out the promise of future growth. We are excited about the broader mandate of the Fund and while we look forward to a reinvigorated South African gold mining industry post consolidation, we also look forward to participating in other investment opportunities throughout the huge and resource rich continent of Africa.


Sincerely,




/s/ Robert W. Radsch                                  /s/ Robert M. DeMichele
--------------------                                  -----------------------
    Robert W. Radsch                                      Robert M. DeMichele
    Portfolio Manager                                     President
    February, 1998                                        February, 1998


*-48.82%,  9.75% and -7.16% are the one year,  five year and since  commencement
  (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1997. Prior to January, 1992, the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (unaudited)

  Number of                                                           Value
   Shares                         Security                           (Note 1)
--------------------------------------------------------------------------------
               PALLADIUM BULLION: 2.0%
               1,972 fine ounces1
                 (cost $322,062) ................................  $  401,370
                                                                   ----------

               COMMON STOCK: 93.9%
               AUSTRALIA: 0.1%
    360,000    Ghana Gold Mines, Ltd.1 ..........................      16,420
                                                                   ----------

               CANADA: 3.7%
     50,000    Etruscan Resources, Inc.1 ........................     139,411
    100,000    Golden Knight Resources, Inc.1 ...................     236,195
     50,000    Namibian Minerals Corporation1 ...................     150,000
     30,000    Sutton Resources, Ltd.1 ..........................     202,303
    180,000    West African Gold Corporation1 ...................      23,899
                                                                   ----------
                                                                      751,808
                                                                   ----------

               GHANA: 2.3%
     61,969    Ashanti Goldfields Company, Ltd. (GDR) ...........     464,768
                                                                   ----------

               SOUTH AFRICA: 85.4%
     28,000    Anglo American Gold Investment Company, Ltd. .....   1,058,698
     68,954    Anglo American Platinum Corporation, Ltd. ........     921,020
    758,326    Avgold, Ltd.1 ....................................     592,156
    611,600    Avmin, Ltd. ......................................     735,224
    150,000    Barnato Exploration, Ltd.1 .......................     263,544
    129,800    Beatrix Mines, Ltd. ..............................     446,772
    467,866    Consolidated African Mines, Ltd. .................     134,600
     40,000    De Beers Centenary AG ............................     813,751
     70,000    Driefontein Consolidated, Ltd. ...................     474,688
     75,000    Durban Roodepoort Deep, Ltd.1 ....................     107,884
     67,400    Durban Roodepoort Deep, Ltd. (Options)1 ..........      36,357
     33,700    Durban Roodepoort Deep, Ltd. (Warrants)1 .........       6,752
    359,900    East Rand Gold & Uranium Company, Ltd. ...........     440,043
    400,000    Eastvaal Gold Holdings, Ltd.1 ....................     328,788
    374,600    Elandsrand Gold Mining Company, Ltd. .............     935,277
    169,343    Evander Gold Mines, Ltd. .........................     320,148
     50,000    Free State Consolidated Gold Mines, Ltd. .........     227,583
     25,000    Free State Consolidated Gold Mines, Ltd. (ADR) ...     110,156
    486,000    Gencor, Ltd. .....................................     803,949
     66,500    Gold Fields of South Africa, Ltd. ................   1,018,062
    180,630    Harmony Gold Mining, Ltd. ........................     441,706
    800,000    HJ Joel Mining Company, Ltd. .....................     394,546

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (unaudited)(continued)

  Number of                                                           Value
   Shares                         Security                           (Note 1)
--------------------------------------------------------------------------------

               SOUTH AFRICA (CONTINUED):
     98,000    Impala Platinum Holdings, Ltd. ................... $   936,430
     49,731    JCI, Ltd. ........................................     222,271
    200,000    New East Daggafontein Mines, Ltd. ................     258,921
    100,000    New Wits, Ltd. ...................................     197,787
    850,000    Oryx Gold Holdings, Ltd.1 ........................     558,940

    365,700    RANDFONTEIN ESTATES GOLD MINING COMPANY
               Witwatersrand, Ltd. ..............................     552,343
    324,500    Randgold and Exploration Company, Ltd.1 ..........     420,099
     50,000    Southvaal Holdings, Ltd ..........................     770,597
    175,900    St. Helena Gold Mines, Ltd. ......................     506,046
     11,700    Vaal Reefs Exploration &  Mining Company, Ltd. ...     468,832
    200,000    West Rand Consolidated Mines, Ltd.1 ..............     152,065
    172,700    Western Areas Gold Mining Company, Ltd. ..........     951,094
     44,500    Western Deep Levels, Ltd. ........................     822,998
                                                                  -----------
                                                                   17,430,127
                                                                  -----------
               UNITED KINGDOM: 2.4%
    315,000    Lonrho Plc .......................................     482,020
                                                                  -----------

               TOTAL COMMON STOCK
                 (cost $38,475,374) .............................  19,145,143
                                                                  -----------

               PREFERRED STOCK: 0.7%

               SOUTH AFRICA: 0.7%
     87,080    Durban Roodepoort Deep, Ltd.
                 (cost $445,910) ................................     143,154
                                                                  -----------

               TOTAL INVESTMENTS: 96.6% (cost $39,243,346+)
                 (Note 1) .......................................  19,689,667
               Other assets in excess of liabilities: 3.4% ......     703,915
                                                                  -----------

               TOTAL NET ASSETS: 100.0% (equivalent to
                 $1.22 per share on
                 16,647,853 shares outstanding) ................. $20,393,582
                                                                  ===========

ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
1 Non income producing security.
+ Aggregate cost for Federal income tax purposes is $39,881,425.


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (unaudited)


ASSETS
Investments, at value (cost $39,243,346) (Note 1) ..............   $ 19,689,667
Cash ...........................................................        214,625
Receivable for investment securities sold ......................      1,142,862
Receivable for shares sold .....................................        405,760
Dividends and interest receivable ..............................          2,868
Foreign taxes recoverable ......................................         14,607
                                                                   ------------

Total Assets ...................................................     21,470,389
                                                                   ------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ...............          4,154
Payable for investment securities purchased ....................        226,065
Payable for shares redeemed ....................................        748,156
Distributions payable ..........................................         33,400
Accrued expenses ...............................................         65,032
                                                                   ------------
Total Liabilities ..............................................      1,076,807
                                                                   ------------

NET ASSETS (equivalent to $1.22 per share on 16,647,853 shares
   outstanding) (Note 3) .......................................   $ 20,393,582
                                                                   ============

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ....................................   $     16,657
Additional paid-in capital (Note 1) ............................     82,897,945
Undistributed net investment income (Note 1) ...................         28,800
Accumulated net realized loss on investments and
  foreign currency holdings (Note 1) ...........................    (42,996,141)
Unrealized depreciation on investments
  and foreign currency holdings ................................    (19,553,679)
                                                                   ------------
     Total Net Assets ..........................................   $ 20,393,582
                                                                   ============

NET ASSET VALUE, REDEMPTION PRICE PER SHARE ....................   $       1.22
                                                                   ============

OFFERING PRICE PER SHARE (100/94.25 of $1.22 adjusted
   to nearest cent) ............................................   $       1.29
                                                                   ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

INVESTMENT INCOME
  Dividends ............................    $    512,841
   Interest ............................          45,718
                                            ------------
                                                 558,559
Less: foreign tax expense ..............           3,252
                                            ------------
           Total investment income......
                                                            $  555,307
Expenses
Investment advisory fee
           (Note 2) ....................         133,141
Transfer agent and
           shareholder servicing
           expense (Note 2) ............         102,110
Custodian expense ......................          35,810
Printing and mailing
           expenses ....................          33,409
Registration fees ......................          16,685
Accounting expenses (Note 2) ...........          13,290
Professional fees ......................          10,928
Directors' fees and expenses ...........           7,868
Computer processing fees ...............           5,638
Other expenses .........................          24,844
                                            ------------
           Total expenses ..............         383,723
           Less: expenses recovered
            under contract with
            investment adviser (Note 2).          50,717       333,006
                                            ------------    ----------
            Net investment income ......                       222,301

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS (NOTE 4)
   Net realized loss on:
     Investments .......................      (3,699,001)
     Foreign currency
       transactions ....................         (17,357)
                                            ------------
         Net realized loss .............                    (3,716,358)
   Net change in unrealized
     depreciation on:
     Investments .......................      (4,793,341)
           Foreign currency
            translation of other
            assets and liabilities......             392
                                            ------------
     Net change in unrealized
       depreciation ....................                     (4,792,949)
                                                            -----------
       Net realized and
         unrealized loss ...............                     (8,509,307)
                                                            -----------
DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................                    $(8,287,006)
                                                            -----------
LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                      Six months
                                        ended           Year
                                     December 31,       ended
                                        1997           June 30,
                                     (unaudited)         1997
                                    ------------    ------------
Net investment income ............. $    222,301    $    604,454
Net realized loss from
   investments and foreign
   currency transactions ..........   (3,716,358)       (564,051)
Net change in unrealized
   depreciation of investments
   and foreign currency
   translation ....................   (4,792,949)    (19,330,979)
                                       ---------      ----------
     Net decrease in
       net assets resulting
       from operations ............   (8,287,006)    (19,290,576)
Distributions to shareholders
   from net investment income .....     (345,646)       (768,498)
Decrease in net assets from
   capital share transactions
   (Note 3) .......................   (2,177,261)     (6,901,652)
                                      ----------       ---------
       Net decrease in
         net assets ...............  (10,809,913)    (26,960,726)

NET ASSETS
   Beginning of period ............   31,203,495      58,164,221
                                      ----------      ----------
   End of period (including
     undistributed net
     investment income of
     $28,800 and $152,145
     respectively) ................  $20,393,582    $ 31,203,495
                                     ===========    ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (unaudited) and June 30, 1997

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation. The investment concentration is currently in the common stock of gold and other precious metals mining companies located primarily in South Africa. The Fund may also invest in bullion which includes silver, platinum, and palladium. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foward foreign currency exchange contracts outstanding at December 31, 1997.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains, and net assets were not affected by this change.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (unaudited) and June 30, 1997 (continued)

1.  SIGNIFICANT ACCOUNTING POLICIES (continued)

    USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of average daily net assets. Total reimbursement was $50,717 for the six months ended December 31, 1997, and is set forth in the statement of operations.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $20,484, which are incurred by the Fund, but paid by LMC.


3.  CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                  Six Months Ended
                                                                  December 31, 1997                         Year ended
                                                                    (unaudited)                            June 30, 1997
                                                          ---------------------------------       ---------------------------------
                                                              Shares              Amount               Shares            Amount
                                                          -------------       -------------       -------------       -------------
Shares sold ........................................         15,710,267       $  23,183,408          40,011,394       $  99,573,956
Shares issued on reinvestment of dividends .........            245,864             312,246             304,025             681,017
                                                          -------------       -------------       -------------       -------------
                                                             15,956,131          23,495,654          40,315,419         100,254,973
Shares redeemed ....................................        (16,802,047)        (25,672,915)        (43,519,439)       (107,156,625)
                                                          -------------       -------------       -------------       -------------
  Net decrease .....................................           (845,916)      $  (2,177,261)         (3,204,020)      $  (6,901,652)
                                                          -------------       -------------       -------------       -------------

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1997, excluding short-term securities, were $8,272,274 and $9,685,931, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $137,808 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $20,329,566.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (unaudited) and June 30, 1997 (continued)

5.  Investment and Concentration Risks
The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
FINANCIAL HIGHLIGHTS


Selected per share data for a share outstanding throughout the period:


                                            Six months
                                              ended
                                            December 31               Year ended June 30,
                                               1997      -----------------------------------------------
                                           (unaudited)      1997         1996        1995        1994
                                            ----------   ----------  -----------  ----------  ----------
Net asset value, beginning of period ...... $     1.78   $     2.81  $      2.51  $     2.48  $     2.30
                                            ----------   ----------  -----------  ----------  ----------
Income (loss) from investment operations:
  Net investment income ...................       0.01         0.03         0.02        0.04        0.04
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions .................      (0.55)       (1.02)        0.31        0.03        0.18
                                            ----------   ----------  -----------  ----------  ----------

Total income (loss) from investment
     operations ...........................      (0.54)       (0.99)        0.33        0.07        0.22

Less distributions:
   Distributions from net investment
     income ...............................      (0.02)       (0.04)       (0.03)      (0.04)      (0.04)
                                            ----------   ----------  -----------  ----------  ----------

Net asset value, end of period ............ $     1.22   $     1.78  $      2.81  $     2.51  $     2.48
                                            ==========   ==========  ===========  ==========  ==========

Total return** ............................  (59.77)%*      (35.51%)      13.02%       2.47%       9.26%
Ratio to average net assets:
  Expenses, before reimbursement
    or waivers ............................     2.88%*        1.93%        1.77%       1.70%       1.76%
  Expenses, net of reimbursement
    or waivers ............................     2.50%*        1.93%        1.77%       1.70%       1.76%
  Net investment income, before
    reimbursement or waivers ..............     1.29%*        1.24%        0.44%       1.54%       2.00%
  Net investment income ...................     1.67%*        1.24%        0.44%       1.54%       2.00%
Portfolio turnover rate ...................    65.25%*       85.10%       84.44%     115.91%      25.66%
Average commission paid on equity
  security transactions*** ................ $     0.01  $      0.01 $       0.03          --          --
Net assets, end of period (000's omitted) . $   20,394  $    31,203 $     58,164 $    94,059  $   73,500



  *Annualized
 **Sales load is not reflected in total return.
***In accordance with SEC disclosure guidelines, the average commissions are calculated for the years beginning after June 1996, but not for prior periods.

LEXINGTON
STRATEGIC INVESTMENTS FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

  ------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
  ------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
  ------------------------------------------------------------------------------



This report has been prepared for the information of the shareholders of Lexington Strategic Investments Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

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                                   LEXINGTON
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                                    LEXINGTON
                                    STRATEGIC
                                   INVESTMENTS
                                   FUND, INC.
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                           Seeks capital appreciation.
                             The Fund's investments
                             are concentrated in the
                              common stock of gold
                            and other precious metals
                          mining companies and bullion.
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                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 1997
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